                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2002

                            Merrill Lynch & Co., Inc.
                            -------------------------

             (Exact name of Registrant as specified in its charter)


           Delaware                    1-7182                    13-2740599
-------------------------------------------------------------------------------
     (State or other                (Commission               (I.R.S. Employer
     jurisdiction of                File Number)             Identification No.)
     incorporation)

   4 World Financial Center, New York, New York                   10080
   --------------------------------------------                 ----------
     (Address of principal executive offices)                   (Zip Code)


 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5.       Other Events
-------       ------------

         Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-52822) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank (as so amended, the "Indenture"). The Company will issue $60,930,000 aggregate principal amount of 8% Callable STock Return Income DEbt Securities/SM/ due January 29, 2004, payable at maturity with Xilinx, Inc. common stock, under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

                                    EXHIBITS

              (4) Instruments defining the rights of security holders, including indentures.

                                    Form of Merrill Lynch & Co., Inc.'s 8%
                                    Callable STock Return Income DEbt
                                    Securities/SM/ due January 29, 2004, payable at maturity with Xilinx, Inc. common stock.

              (5) & (23)            Opinion re: legality; consent of counsel.

                                    Opinion of Sidley Austin Brown & Wood LLP relating to the 8% Callable STock Return Income DEbt Securities/SM/ due January 29, 2004, payable at maturity with Xilinx, Inc. common stock (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                                     MERRILL LYNCH & CO., INC.
                                                     -------------------------
                                                           (Registrant)


                                                     By: /s/ John C. Stomber
                                                         -----------------------
                                                             John C. Stomber
                                                          Senior Vice President
                                                                   and
                                                                Treasurer

Date: January 29, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                            MERRILL LYNCH & CO., INC.





                          EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED JANUARY 29, 2002





                                                   Commission File Number 1-7182

                                  Exhibit Index

Exhibit No.     Description                                                      Page
----------      -----------                                                      ----
(4)             Instruments defining the rights of security holders,
                including indentures.

                           Form of Merrill Lynch & Co., Inc.'s 8% Callable
                           STock Return Income DEbt Securities/SM/ due January
                           29, 2004, payable at maturity with Xilinx, Inc.
                           common stock.

(5)&(23)        Opinion re: legality; consent of counsel.

                           Opinion of Sidley Austin Brown & Wood LLP relating to the 8% Callable STock Return
                           Income DEbt Securities/SM/ due January 29,
                           2004, payable at maturity with Xilinx, Inc.
                           common stock (including consent for
                           inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration
                           Statement relating to such Securities).